                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation
                                                        )    CHAPTER 11
                                                        )   Case No. 01-25013 DK
                                                        )
                                                        )
                      Debtor(s)                         )

                            MONTHLY OPERATING REPORT
                     For the Month Ending January 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:              Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

           Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
                                 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:
--------------------------------------------------------------------------------
Current number of employees:                            0
--------------------------------------------------------------------------------
Gross monthly payroll:
--------------------------------------------------------------------------------
        Officers, directors, and principals             0
--------------------------------------------------------------------------------
        Other employees                                 0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                     YES
--------------------------------------------------------------------------------
Exceptions:                                         _______________

                                                    _______________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?             NO

5. Are all BUSINESS LICENSES or BONDS current?          YES

                                                                          FORM 5
                                                                       Continued

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                    $
--------------------------------------------------------------------------------
B.  Collected this Period                              $
--------------------------------------------------------------------------------
C.  Ending Balance (A minus B)                         $
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                                    $ -
--------------------------------------------------------------------------------
B.  Incurred this Period                              $ -
--------------------------------------------------------------------------------
C.  Collected this Period                             $ -
--------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)                 $ -
================================================================================

Ending Balance Aging:
================================================================================
0-30 Days: $ _______________31-60 Days: $ ___________  Over 60 Days: __________
===============================================================================

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                                    $ -
--------------------------------------------------------------------------------
B. Incurred this Period
--------------------------------------------------------------------------------
C. Pay this Period
--------------------------------------------------------------------------------
D. Ending Balance (A plus B minus C) (1) $ -
================================================================================

Ending Balance Aging:
================================================================================
0-30 Days: $ ______________31-60 Days: $ ____________Over 60 Days: _____________
================================================================================

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies. -               NOT APPLICABLE

(1) Does not include approximately $69,000,000 in intercompany accounts payable.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                    YES(1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the month ending January 31, 2002

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?                   NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                     YES

                                                                          FORM 5
                                                                       Continued

12.          INSURANCE:                       Policy expiration dates:
================================================================================
        Auto and truck                           10/1/2002
--------------------------------------------------------------------------------
        Fire                                     10/1/2002
--------------------------------------------------------------------------------
        D&O Insurance                            10/1/2002
--------------------------------------------------------------------------------
        Liability                                10/1/2002
--------------------------------------------------------------------------------
        Workers Comp.                            10/1/2002
================================================================================

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?                         NO

                 OR  consent to relief from the automatic stay ( S362)?  YES

If yes, explain: To the limited extent provided in
the Court's orders authorizing DIP financing (Interim DIP Order attached to
December Operating Report. Final DIP Order not yet entered).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?                       YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?             NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion             Brief Description of Asset       Projected Income
================================================================================
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.  NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: None
================================================================================
Creditor       Frequency      Amount of        Next Payment        Post-Petition
                  of         Each Payment         Due               Payments not
                Payments                                           Made: Numbers
                  per                                               and Amounts
                Contract
================================================================================
                            $                  /          /
--------------------------------------------------------------------------------
                            $                  /          /
--------------------------------------------------------------------------------
                            $                  /          /
--------------------------------------------------------------------------------
                            $                  /          /
================================================================================

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:        NONE

Professional                    Service                      Projected Income
================================================================================
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                                                                          FORM 5
                                                                       Continued

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                            Monthly Disbursements:
================================================================================
Month 1 ( current quarter                 NONE
--------------------------------------------------------------------------------
Month 2 ( current quarter)                $
--------------------------------------------------------------------------------
Month 3 ( current quarter)                $
================================================================================
Total                                     $
================================================================================

Quarterly Fee Paid $ 0 (Refer to Fee Calculation Chart on page 16)

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 2/25/02                        DEBTOR IN POSSESSION
                                        By:             Prabhav Maniyar
                                        Name/Title:     Chief Financial Officer,
                                                          Director and Secretary
                                        Address:        1151 Seven Locks Road
                                                        Potomac, MD  20854
                                        Telephone:      (301) 610-4300

                                        /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation            CHAPTER 11
                                                         )   Case No. 01-25013 DK
                                                         )
                                                         )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                      For the Month Ended January 31, 2002
                (All figures refer to post-petition transactions)

                                        This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME                  $ -                     $ -
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory            $ -                     $ -
--------------------------------------------------------------------------------
     Purchased Services                $ -                     $ -
--------------------------------------------------------------------------------
     Other: (Identify)                 $ -                     $ -
--------------------------------------------------------------------------------
     ------------------
================================================================================
B. SUBTOTAL Cost of Sales              $ -                     $ -
================================================================================
C.  GROSS PROFIT (A - B)               $ -                     $ -
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries
--------------------------------------------------------------------------------
      Other Employee Salaries
--------------------------------------------------------------------------------
      Taxes (Payroll)
--------------------------------------------------------------------------------
      Employee Benefits
--------------------------------------------------------------------------------
      Advertising
--------------------------------------------------------------------------------
      Auto Expenses
--------------------------------------------------------------------------------
      Entertainment
--------------------------------------------------------------------------------
      Insurance (Real Estate)
--------------------------------------------------------------------------------
      Insurance (Other)
--------------------------------------------------------------------------------
      Interest
--------------------------------------------------------------------------------
     Leases (Other than Rent)
--------------------------------------------------------------------------------
    Outside Services & Contractors
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)  $ 540,633.00             $ 540,633.00
--------------------------------------------------------------------------------
     Rent
--------------------------------------------------------------------------------
     Repairs & Maintenance
--------------------------------------------------------------------------------
     Supplies
--------------------------------------------------------------------------------
     Taxes (Real Property)
--------------------------------------------------------------------------------
     Taxes (Other)
--------------------------------------------------------------------------------
     Telephone
--------------------------------------------------------------------------------
     Travel
--------------------------------------------------------------------------------
     Other Operating Expenses (Identify)
--------------------------------------------------------------------------------
     Taxes (Payroll)
--------------------------------------------------------------------------------
     _______________
--------------------------------------------------------------------------------
     _______________
--------------------------------------------------------------------------------
     _______________
================================================================================
D.  SUBTOTAL Operating Expenses       $ 540,633.00            $ 540,633.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION        $ (540,633.00)          $ (540,633.00)
(C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                 $ (302,864.00)          $ (302,864.00)
--------------------------------------------------------------------------------
     Interest Income                  $ 3.00                  $ 3.00
--------------------------------------------------------------------------------
     Amortization                                             $
================================================================================
F. SUBTOTAL Other Income (Expenses)   $ (302,861.00)          $ (302,861.00)
================================================================================
G. Income Tax Expense                                         $
--------------------------------------------------------------------------------
H. Income Tax Expense                                         $
================================================================================
I. NET INCOME (LOSS) (E+F+G-H)        $ (843,494.00)          $ (843,494.00)
================================================================================
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

     Case Number 01-25013 Debtor: Startec Global Communications Corporation
                        SCHEDULE AR (Accounts Receivable)
                             As of January 31, 2002
                      (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR  - No Trade Accounts Receivable
================================================================================
Debtor (Due From)   Total Due    Date Incurred      Past Due           Past Due
                                                    31-60 Days      Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

     Case Number 01-25013 Debtor: Startec Global Communications Corporation
                         SCHEDULE AP (Accounts Payable)
                             As of January 31, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable
================================================================================
Debtor (Due From)   Total Due   Date Incurred     Past Due           Past Due
                                                 31-60 Days         Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation       )          CHAPTER 11
                                                       )          Case N01-25013
                                                       )
                     Debtors (s)                       )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                      For the Month Ending January 31, 2002
               (All figures refer to post-petition transactions)

                                       Operating Account            Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                            $  1,896.58
================================================================================
B. Net Income for month                                         +$  (843,494.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
    Depreciation                      $
--------------------------------------------------------------------------------
    Interest                          $ 302,864.00
================================================================================
C. SUBTOTAL Expenses Not Requiring Cash                         +$  302,864.00
================================================================================
D. Total Cash from Operations (A+B+C)                           =$  (538,733.42)
================================================================================
   Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
   Decrease (Incr) -
   Accounts Receivable
--------------------------------------------------------------------------------
       Decrease (Incr) - Inventory    $
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment    $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Furniture & Fixtures           $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Deferred financing fees        $
--------------------------------------------------------------------------------
       Decrease (Incr) -              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses               $ 485,000.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Intercompany Payable           $ 55,633.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued P/R Taxes              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Prof. Fees
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Rent                   $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Salaries               $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Sales Tax              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Notes Payable Taxes            $
--------------------------------------------------------------------------------
       Increase (Decr) -              $
--------------------------------------------------------------------------------
       Increase (Decr) -              $
--------------------------------------------------------------------------------
       (Less) Unrecorded Bank
       Service Charges                $
================================================================================
E. Subtotal Other
   Sources/Uses of Cash                                            +$ 540,633.00
================================================================================
F. Ending Cash Balance (D+E)                                       =$ 1,899.58
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement                              544.20
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement                              1,355.42
--------------------------------------------------------------------------------
       Less Outstanding Checks       -$
--------------------------------------------------------------------------------
       Adjustment                    +$ (0.04)
--------------------------------------------------------------------------------
       Add Deposits in Transit       +$
--------------------------------------------------------------------------------
G. RECONCILIED BANK BALANCE                               =$ 1,899.58
================================================================================

   Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation       )    CHAPTER 11
                                                        )    Case No.01-25013 DK
                                                        )
                                                        )

                                  BALANCE SHEET
                             As of January 31, 2002

                                            Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                 $ 1,900
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:                $ 34,224
================================================================================
A.  SUBTOTAL Current Assets                                         $ 36,124                                    36,124
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                          $ -
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Investments                         $ 1,918,393
--------------------------------------------------------------------------------
     Pledged securities                  $ 5,882
--------------------------------------------------------------------------------
     Deferred financing fees             $ 4,586,333
--------------------------------------------------------------------------------
     Investment in affiliates (1)        $ 226,119,149
================================================================================
C.  SUBTOTAL  Other Assets                                         $ 232,629,757
================================================================================
D.  TOTAL ASSETS (A+B+C)                                           $ 232,665,881
================================================================================

                                                                         FORM 10
                                                                       Continued

                                              Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accrued expenses                        $ 485,000
--------------------------------------------------------------------------------
     Intercompany Payable                    $ 50,250
--------------------------------------------------------------------------------
     Notes Payable
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest on secured debt        $ 467,439
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                              $ 1,002,689
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims                         $ -
--------------------------------------------------------------------------------
     Intercompany payable                    $ 69,156,193
--------------------------------------------------------------------------------
     Secured Debts                           $ 39,904,224
--------------------------------------------------------------------------------
     Unsecured Debts                         $ 169,027,047
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                              $ 278,087,464
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock                            $ 165,533
--------------------------------------------------------------------------------
     Unearned Compensation                   $ (90,349)
--------------------------------------------------------------------------------
     Additional Paid-in Capital              $ 133,729,414
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition                      $ (179,136,259)
--------------------------------------------------------------------------------
           Post-Petition                     $ (1,092,611)
================================================================================
G.  SUBTOTAL Stockholders' Equity                                 $ (46,424,272)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)             $ 232,665,881
================================================================================

(1) Represents the carrying value of investment in affiliates. Does not include any adjustments to reflect current market value and/or the equity in income or loss of affiliates.

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Communications Corporation         ) CHAPTER 11
                                                           ) Case No.01-25013 DK
                                                           )
                                                           )

                        Cash Disbursements Summary Report
                      For the Month Ended January 31, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)                $ -
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)                  $ -
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)               $ -
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)                    $ -
================================================================================
Grand Total Disbursements from all Accounts                         $ -
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)